                               SECURITY AGREEMENT

         SECURITY AGREEMENT made as of this 30th day of November, 2004 between
AMERICAN TECHNICAL CERAMICS (FLORIDA) INC. (Guarantor or sometimes Debtor) in favor of COMMERCE BANK, N.A. (Lender or sometimes Secured Party).

         SECTION 1. OBLIGATIONS SECURED. This Security Agreement, and the
security interests granted hereby, is given as security for the payment and performance of certain obligations and agreements of Guarantor whether now existing or hereafter arising:

               (a) Under the Surety Agreement (the "Guaranty"); or

               (b) Under this Security Agreement or any other loan document forming a part of the loan transaction guaranteed by the Guaranty.

         The obligations and agreements referred to in the preceding subsections
(a) and (b) are hereinafter referred to individually as the "Obligation" and collectively as the "Obligations".

         Definitions. In addition to words and terms defined elsewhere in this
Security Agreement, the following words and terms as used herein shall have the following meanings:

         "Account Debtor" means any party obligated to make payments under any
Account, instrument, or Chattel Paper including any "Account Debtor" as defined in the Uniform Commercial Code ("Code"). To the extent that this term is defined in either (i) Article 9 of the Code as in force at the time of the execution of this Agreement or (ii) Article 9 of the Code as in force at any relevant time, the meaning to be ascribed thereto shall be the more encompassing of the definitions; provided, however, that no change in such definition shall serve to create a Security Interest in favor of Lender in property of Debtor as to which an unrelated third party previously has been granted a Security Interest.

         "Security Interest" includes any lien, charge, mortgage, pledge, assignment or other encumbrances, retained title or security interest, whether created or arising voluntarily, involuntarily or by operation of law.

         All capitalized terms used in this Security Agreement and not otherwise defined shall have the meanings stated in the Loan and Security Agreement of even date herewith between American Technical Ceramics Corp. ("Borrower") and
Secured Party (the "Loan and Security Agreement"), as the same may be extended or otherwise modified from time to time.

         SECTION 2. GRANT OF SECURITY INTERESTS. As security for the prompt payment in full and performance of all of Obligations, whether presently existing or hereafter arising, Guarantor hereby authorizes the Lender to file financing statements against and pledges and grants to Lender a first priority lien upon and security interest in the following assets of Guarantor
(collectively, the "Collateral"):

          a.   Accounts;

          b.   Inventory; and

          c.   All Proceeds of any of the foregoing, including cash and non-cash proceeds as defined in the Code, and including (i) proceeds of any insurance, indemnity, warranty or guaranty payable to Lender or Guarantor from time to time with respect to the Accounts and
               Inventory, (2) payments in any form made or due an payable to
               Lender or Guarantor in connection with any requisition,
               confiscation, condemnation, seizure of forfeiture of any Account or Inventory, or any proceeds thereof, and (3) all other amounts paid or payable under or in connection with any Account or
               Inventory.

The security interest granted hereunder shall extend and attach to:

          a.   All Accounts and Inventory, and the proceeds thereof, which is owned by the Guarantor or in which the Guarantor has any interest whether held by the Guarantor or others for its account; and

          b.   All inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either Lender or the
               Guarantor from the Guarantor's customers, as well as to all supplies, goods, incidentals, packaging materials, labels and any other items which contribute to the finished goods or products manufactured or processed by Guarantor or to the sale, promotion or shipment thereof.

         The property described in subparagraphs above, together with all accessions, additions, replacements, substitutions, proceeds and products as aforesaid, is referred to collectively hereinafter as the "Collateral" and sometimes as "Pledged Property".

         Guarantor shall execute and deliver such financing statements and other documents (in form and substance reasonably satisfactory to Lender), and take such other actions, as Lender may reasonably request from time to time in order to create, perfect or continue the security interests provided for above under the UCC or other laws of the States of New York or Florida or under any other state or federal law. In addition, the Guarantor authorizes the Lender to complete and file financing statements covering the Collateral described above.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Guarantor in the Loan Documents to which it is a party are hereby incorporated by reference and confirmed by Guarantor as if set forth in full in this Security Agreement. Guarantor hereby makes the following additional representations and warranties, all of which shall survive until full and final payment and performance of all of the Obligations and so long as the Loans are outstanding.

                  (a) INTENTIONALLY DELETED PRIOR TO EXECUTION

                  (b) ACCOUNTS. The most recent list of Accounts of Guarantor delivered to Lender is complete and contains an accurate aging thereof. Except as otherwise specified by Guarantor to Lender in writing: all of said Accounts are bona fide and legally enforceable obligations, and, to Guarantor's knowledge, other than rights of return consistent with past practice, none is subject to any defense, counterclaim or setoff or requires any further act on
Guarantor's part to make it owing by the account debtor; none of said Accounts includes any

conditional sale or other sale on any basis other than that of absolute sale in the ordinary and usual course of business; and none of said Accounts is subject to any agreement whereby a deduction or discount may be claimed other than regular discounts in the usual course of Guarantor's business. As of the date of this Guaranty, none of said Accounts includes any consignment of goods, although
Guarantor has been discussing consignment sales with certain customers.

                  (c) INVENTORY. Guarantor's Inventory, as reflected by its most recent balance sheet delivered to Lender, consists of items of a quantity and quality usable or saleable in the ordinary course of its business. The value of obsolete items, items below standard quality and items in the process of repair have been written down to realizable market value, or adequate reserves have been provided therefor, and the values carried on Guarantor's balance sheet are set at the lower of cost or market, in accordance with generally accepted accounting principles consistently applied.

                  (d) BOOKS AND RECORDS. Guarantor maintains its books and
records relative to its Accounts and its Inventory in Huntington Station, New
York.

                  (e) LOCATION OF COLLATERAL. None of the Inventory constituting part of the Collateral pursuant to this Agreement is or will be, or has been during the six months preceding execution of this Agreement, located in or on any premises other than at the principal place of business of Guarantor as disclosed in Subparagraph (f).

                  (f) PLACES OF BUSINESS. The principal place of business and principal executive office of Guarantor is located at 2201 Corporate Square
Boulevard, Jacksonville, Florida 32216-1921. The Guarantor has not changed the location of its principal place of business and/or location of its records or the Collateral.

                  (g) OTHER NAMES. Guarantor has not within the six years
preceding the date of this Agreement (i) changed its corporate name, (ii) used any corporate or fictitious name other than the corporate name stated at the beginning of this Agreement, American Technical Ceramics, ATC and ATC-Florida;
or (iii) merged or consolidated with, or acquired the assets of, any other corporation.

                  (h) TITLE AND LIENS. Guarantor has good title to all of the
Collateral as sole owner thereof, free and clear of any assignment or lien, except the liens created by this Agreement, and except for Permitted Liens. None of the Collateral is subject to any prohibition against encumbering, pledging, hypothecating or assigning the same or requires notice or consent in connection therewith. No financing statement has been filed with respect to any Collateral, other than relating to the security interest granted to Lender.

                  (i) MATERIALITY. There is no fact known to Guarantor which has not been disclosed in writing to Lender which has had or could reasonably be expected to have a Material Adverse Effect. Material Adverse Effect shall mean a material adverse effect upon (a) the business, operations or financial condition of the Guarantor, or (b) the validity or enforceability of this Agreement or the
Guaranty or the rights and remedies of Lender hereunder or thereunder.

         SECTION 4. AFFIRMATIVE COVENANTS. All affirmative covenants made by
Guarantor in the Loan Documents to which it is a party are hereby incorporated by reference and confirmed by Guarantor as if set forth in full in this Security
Agreement. Guarantor

hereby further covenants and agrees that, until full and final payment and performance of all of the Obligations and so long as the Loans are outstanding,
Guarantor shall, unless Lender shall otherwise consents in writing:

                  (a) LIABILITY AND PROPERTY INSURANCE. Maintain at Guarantor's
expense public liability and third party property damage insurance and insurance on the Collateral with such insurers, against such risks (including without limitation, insurance against fire, explosion, boiler damage, theft, burglary, spoilage, pilferage, loss in transit and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses), in such amounts and with such deductibles as is customarily maintained by companies operating in the same industry as Guarantor. Any policy relating to the Collateral shall:

                           (i) designate Lender and its assignees as additional
co-insured or loss payees as its interests may appear from time to time,

                           (ii) contain a "breach of warranty" or "Lender Loss
Payee" clause whereby the insurer agrees that a breach of the insuring conditions or any negligence of Guarantor or Guarantor or any other person shall not invalidate the insurance as to Lender and its assignee, and

                           (iii) require at least thirty (30) days' prior
written notice to Lender and its assignee before cancellation or any material change shall be effective;

         Upon demand, deliver to Lender the original or a certified copy of each policy evidencing insurance required by this Section 4(a), together with evidence of payment of all premiums therefor;

         In the event of loss or damage to the Collateral, forthwith notify
Lender and file proofs of loss satisfactory to Lender with the appropriate insurer; and

         If an Event of Default has occurred and is continuing, forthwith upon receipt, endorse and deliver insurance proceeds to Lender.

                  (b) SUPPLEMENTAL DISCLOSURE. From time to time, supplement or amend this Agreement or any statement schedule or document provided to Lender with respect to any matter which, if existing or occurring at the date of this
Agreement, would have been required to be set forth or described in any such statement schedule or document and which is necessary to correct information which has been rendered inaccurate thereby. Guarantor shall execute such documents and instruments, perform such acts, pay such sums (including taxes, assessments, insurance premiums, repairs, counsel fees, rent, storage costs, and expenses of sale) as Lender may reasonably request to implement the provisions hereof, to protect and preserve the Collateral and to subject and protect
Lender's Security Interest in the Collateral.

                  (c) ACCOUNTS AND INVENTORY. From time to time, as requested by
Lender, deliver in form and content satisfactory to Lender (i) an updated list of Guarantor's Accounts, and (ii) schedules of Guarantor's Inventory.

                  (d) CHANGE OF NAME OR BUSINESS. Immediately notify Lender if
(i) there is any change in the location of books and records relative to the
Accounts and Inventory

stated in Section 3(d) of this Agreement, (ii) any Inventory constituting part of the Collateral becomes located in or on any premises other than Guarantor's principal place of business, (iii) the location of the principal place of business or chief executive office of Guarantor stated in Section 3(f) of this
Agreement is changed, or (iv) Guarantor conducts any of its business or operations in or from any new office or location.

                  (e) MAINTENANCE OF COLLATERAL. Guarantor shall take adequate care of the Collateral and maintain it in good working order and repair
(reasonable wear and tear excepted). Guarantor shall notify Lender of any change occurring in or to any Collateral or in any fact or circumstance warranted or represented by Guarantor to Lender.

                  (f) INSPECTION. At Guarantor's cost, Guarantor will permit
Lender, upon reasonable notice during business hours, to enter Guarantor's places of business and inspect and appraise any of Guarantor's assets, examine any of Guarantor's books and records, make copies or extracts from such books and records and discuss Guarantor's assets and affairs with Guarantor and its accountants; provided that, unless an Event of Default has occurred and is continuing, Secured Party shall not conduct more than one such inspection per year.

                  (g) INVENTORY. Guarantor shall not store any Inventory with a bailee or authorize, cause or permit the issuance or execution of any negotiable warehouse receipt or bill of lading representing any right, title or interest in and to any Inventory, unless same are forthwith turned over to Lender so that
Lender shall continue to have a perfected Security Interest in such goods.

                  (h) FIXTURES AND ACCESSIONS. Except in connection with the manufacture of products for sale in the ordinary course of its business,
Guarantor shall not allow any Collateral to become affixed to real estate, become accessions to other Goods or become part of a product or mass, without first providing Lender with all waivers and consents Lender deems necessary to make its Security Interest therein valid against, and superior to, the rights of all parties holding interests in the real estate or other Goods.

                  (i) INTANGIBLES. Guarantor will take steps to preserve the liability of Account Debtors and will endorse and transfer to Lender possession of all Instruments, Documents and Chattel Paper that are part of the Collateral immediately by, or as to those hereafter acquired, immediately upon acquisition.
Guarantor will also perfect a Security Interest (using a method satisfactory to
Lender) in Collateral covered by Chattel Paper.

                  (j) ASSIGNMENT OF CLAIMS ACT. Guarantor shall notify Lender immediately if any Accounts arise out of contracts with the United States or any department, agency or instrumentality thereof. Guarantor shall execute any instruments and take any steps to perfect the assignment of Guarantor's rights to Lender as required under the Federal Assignment of Claims Act.

         SECTION 5. ADDITIONAL COVENANTS. Guarantor hereby further covenants and agrees that, until full and final payment and performance of all of the
Obligations and so long as the Loans are outstanding, Guarantor shall not, unless Lender shall otherwise consent in writing:

                  (a) TRANSFER OF ACCOUNTS. Sell, assign, transfer, discount or otherwise dispose of any Accounts or any promissory note or other instrument payable to Guarantor, except for collection without recourse in the ordinary course of business.

                  (b) TRANSFER OF ASSETS. Sell, assign, lease, transfer or
otherwise dispose of all or any substantial part of its assets, other than by sales of Inventory in the ordinary course of business.

                  (c) SETTLEMENTS RELATING TO COLLATERAL. Compromise, settle or adjust any material claim in a material amount relating to the Collateral.

                  (d) REMOVAL OF COLLATERAL. Remove, or cause or permit to be removed, any of the Collateral from its present location other than in connection with the sale of Inventory in the ordinary course of business.

                  (e) CHANGE OF LOCATION OR NAME. Change any of the following:
(i) the location of the principal place of business or chief executive office of
Guarantor, or (ii) the name under which Guarantor conducts any of its business or operations, or dissolve, merge or consolidate with or into any corporation or otherwise change its identity or corporate structure.

                  (f) SECURITY INTERESTS. Guarantor shall not grant or permit to exist a Security Interest in any of the Collateral except Security Interests in favor of Lender.

                  (g) DIVIDENDS. In the event an Event of Default has occurred and is continuing, Guarantor shall not declare any dividend or authorize any other distribution on any stock of Guarantor, whether now or hereafter outstanding, or make any payment on account of the purchase, acquisition, redemption or other retirement of any such stock.

                  (h) OWNERSHIP. Guarantor will not permit a transfer of any legal or equitable interest in its capital or other voting stock to others than the present holders thereof as previously disclosed to Lender.

         SECTION 6. ADDITIONAL RIGHTS OF LENDER.

                  (a) Upon the occurrence of an Event of Default (as defined herein), Guarantor hereby constitutes and appoints Lender (and any employee or agent of Lender, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Lender's or Guarantor's name and at Guarantor's expense:

                           (i) PERFECTION OF LIENS. Lender may execute such
financing statements and other documents and take such other actions as Lender deems necessary or proper in order to create, perfect or continue the security interest provided for by this Security Agreement, and Lender may file the same in any appropriate governmental office.

                           (ii) PRESERVATION OF COLLATERAL. Lender may take any
and all action that it deems necessary or proper to preserve its interest in the
Collateral, including, without limitation, the payment of debts of Guarantor which might impair the Collateral or Lender's security interest therein, the purchase of insurance on the Collateral, the repair or safeguarding of the
Collateral, or the payment of taxes, assessments or other liens thereon. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest from the date such sums are expended at the rate from time to time applicable to overdue principal of the Note.

                           (iii) LENDER'S RIGHT TO CURE. In the event Guarantor
fails to perform any of its Obligations, then Lender may perform the same but shall not be obligated to do so. All sums so expended by Lender shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand with interest from the date such sums are expended at the rate from time to time applicable to overdue principal of the Note.

                           (iv) VERIFICATION OF ACCOUNTS. Lender may test
verifications of any and all Accounts in any manner and through any medium
Lender considers advisable, and Guarantor shall render any necessary assistance.

                           (v) PROOFS OF LOSS. Lender may file proofs of loss
with respect to any of the

Collateral with the appropriate insurer and may endorse any checks or drafts constituting insurance proceeds.

                           (vi) COLLECTIONS; MODIFICATION OR TERMS. Lender may
demand, sue for, collect and

give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper including, without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Guarantor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this
Security Agreement.

                           (vii) NOTIFICATION OF ACCOUNT DEBTORS. Guarantor, at
the request of Lender, shall

notify the Account Debtors of Lender's security interest in its Accounts. Lender may notify the Account Debtors on any of the Accounts of Lender's Security
Interest and/or to make payment directly to Lender and Lender may endorse all items of payment received by it which are payable to Guarantor. Until such time as Lender elects to exercise its right of notification, Guarantor is authorized to collect and enforce the Accounts. Lender may contact Account Debtors to verify information furnished by Guarantor.

                           (viii) OTHER RIGHTS.

                           1.     Lender may take control of Proceeds and use
                                  them to reduce any part of the Obligations.

                           2.     Lender may release Collateral in its
                                  possession to Guarantor temporarily or
                                  otherwise, without releasing its rights
                                  therein.

                           3.     Lender may revoke permission or waiver
                                  previously granted to Guarantor.

                  (b) Guarantor covenants and agrees that the power of attorney granted by the foregoing subparagraph (a) is coupled with an interest and shall be irrevocable so long as this Security Agreement is in force; that said powers are granted solely for the protection of Lender's interest and that Lender shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Lender's discretion and that neither Lender nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such power, other than any such act, mistake or error constituting gross negligence or willful misconduct.

         SECTION 7. EVENTS OF DEFAULT. Any of the following shall constitute an
Event of Default under this Security Agreement:

                  (a) If Guarantor fails to pay when due, any amount payable by
Guarantor under the Guaranty, this Security Agreement or any of the other Loan
Documents to which Guarantor is a party;

                  (b) If any other Event of Default (as defined in the Note, the
Loan Agreement, or any other Loan Documents) occurs;

                  (c) If any representation or warranty made by Guarantor in this Security Agreement proves to have been incorrect in any material respect when made;

                  (d) If Guarantor fails to perform or observe any material
term, covenant or agreement on its part to be performed or observed as contained in this Security Agreement;

                  (e) If a default occurs under any other material agreement, undertaking or instrument relating to any debt of Guarantor to Lender.

         SECTION 8. REMEDIES. Upon the occurrence of any Event of Default,
Lender shall be entitled to exercise forthwith all of the rights and remedies provided for in the Note and in any other Loan Document and all rights and remedies of a secured party under the UCC or other applicable law. In addition, but not by way of limitation, Lender shall be entitled to the rights and remedies, and Guarantor shall have the obligations, set forth below:

                  (a) Lender may enter upon the premises where any of the
Collateral is located and take possession of and, at Lender's, option remove any or all thereof.

                  (b) Upon notice from Lender, Guarantor shall promptly at its expense, assemble any or all of the Collateral and make it available at a reasonably convenient place designated by Lender.

                  (c) Lender may, with or without judicial process, sell, lease or otherwise dispose of any or all of the Collateral at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times and places, with or without having the Collateral at the place of sale or other disposition, to such persons or entities, for cash or credit or for future delivery and upon such other terms as Lender may, in its discretion, deem best in each such matter. The purchaser of any of the Collateral at any such sale shall hold the same free of any equity or redemption of other right or claim of Guarantor, all of which, together with all rights of stay, exemption or appraisal under any statute or other law now or hereafter in effect, Guarantor hereby unconditionally waives to the fullest extent permitted by law. If any of the Collateral is sold on credit or for future delivery, Lender shall not be liable for the failure of the purchaser to pay for same and, in the event of such failure, Lender may resell such Collateral.

                  (d) Guarantor hereby further agrees that notice of the time after which any private sale or other intended disposition or action relating to any of the Collateral is to be made or taken, shall be deemed commercially reasonable notice thereof, and shall satisfy the requirements of any applicable statute or other law, if such notice is personally delivered or mailed (by ordinary first class mail, postage prepaid) not less than Ten (10) Business Days prior to the date of the sale, disposition or other action to which the notice related. Lender

shall not be obligated to make any sale or other disposition or take other action pursuant to such notice and may, without other notice or publication, adjourn or postpone any public or private sale or other disposition or action by announcement at the time and place fixed therefor, and such sale, disposition or action may be held or accomplished at any time or place to which the same may be so adjourned or postponed.

                  (e) Lender may purchase any or all of the Collateral at any public sale and may purchase at private sale any of the Collateral that is of a type customarily sold in a recognized market or the subject of widely distributed price quotations or as may be further permitted by law. Lender may make payment of the purchase price for any Collateral by credit against the then outstanding amount of the Obligations.

                  (f) Intentionally Deleted Prior to Execution

                  (g) Any cash proceeds of sale, lease or other disposition of
Collateral shall be applied as follows:

                           (i): To the expenses of collecting, enforcing,
safeguarding, holding and disposing of the Collateral, and to other expenses of
Lender in connection with the enforcement or this Security Agreement, the Note, the Loan Agreement and any other Loan Documents including, without limitation, court costs and the fees of attorneys, accountants and appraisers;

                           (ii) Any surplus then remaining to the payment of
principal and interest on the Obligations, in such order as Lender elects; and

                           (iii) Any surplus then remaining to Guarantor or
whomever may be lawfully entitled thereto.

                  (h) Guarantor agrees that, in connection with any action or proceeding arising out of or relating to the Obligations, this Security
Agreement or the Collateral:

                           (i) Guarantor waives the right to a trial by jury and
all defenses and right to interpose any setoff or counterclaim of any nature, except and only to the extent such defense pertains to the existence of an Event of Default;

                           (ii) Guarantor consents to the jurisdiction of any
court of the State of New York and of any federal court located in New York, and
Guarantor waives any right to object to such court as a forum inconvenient to
Guarantor;

                           (iii) Guarantor agrees that all of the Collateral
constitutes equal security for all of the Obligations, and agrees that Lender shall be entitled to sell or otherwise deal with any or all of the Collateral, in any order or simultaneously as Lender shall determine in its sole discretion, free of any requirement for the marshalling of assets or other restriction upon
Lender in dealing with the Collateral.

         SECTION 9. COSTS AND EXPENSES. Guarantor agrees to pay on demand:

                  (a) all reasonable costs and expenses (including, without
limitation, the reasonable fees and out-of-pocket expenses of counsel for
Lender) in connection with the

preparation, execution, delivery and administration of this Security Agreement and any other documents delivered in connection herewith; and

                  (b) all of Lender's reasonable expenses in collecting,
enforcing, safeguarding, holding and disposing of Collateral, and all other losses, costs and expenses incurred by Lender in connection with the enforcement of this Security Agreement, the Note, the Loan Agreement, or any other Loan
Documents, or in connection with legal advice relating to the rights or responsibilities of Lender under any thereof (including in each case, without limitation, the reasonable fees and out-of-pocket expenses of attorneys, accountants and appraisers).

         With respect to any amount advanced by Lender and required to be reimbursed by Guarantor pursuant to any provision of this Security Agreement,
Guarantor shall also pay Lender interest on such amount at the rate from time to time applicable to overdue principal of the Note from the date of the expenditure to the date of reimbursement.

         Guarantor's obligations under this Section 9 shall survive payment of the Note and the other Obligations.

         SECTION 10. AMENDMENTS; WAIVER; CONSENT. No amendment or waiver of any provision of this Security Agreement, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11. NOTICES. All notices given hereunder shall be in writing and delivered by personal hand delivery or mailed by certified mail, return receipt requested, addressed as follows:

            If to Lender:     Commerce Bank, N.A.
                              Greenway Plaza Office Park
                              155 Pinelawn Road
                              Melville, New York  11747
                              Attention:  Mr. Peter Brandel
                              Regional Vice President

            If to Guarantor:  American Technical Ceramics (Florida), Inc.
                              2201 Corporate Square Boulevard
                              Jacksonville, Florida 32216-1921
                              Attn: Mr. Andrew Perz, Vice President, Controller

or to such other address as the respective party or its successors or assigns may subsequently designate by proper notice. All such notices and communications shall be effective when received or first refused by the addressee.

         SECTION 12. NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided

                                       10

are cumulative and not exclusive of any other remedies that may otherwise be available to Lender by law or contract.

         SECTION 13. BINDING EFFECT; GOVERNING LAW. This Security Agreement
shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors and assigns, except that Guarantor shall not have the right to assign any rights hereunder without the prior written consent of
Lender; and Lender's right of assignment shall be governed by the Loan and
Security Agreement. This Security Agreement and all documents delivered in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 14. EXECUTION IN COUNTERPARTS. This Security Agreement may be
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 15. SEVERABILITY OF PROVISIONS. Any provision of this Security
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 16. HEADINGS. The headings preceding the text of this Security
Agreement are inserted solely for convenience of reference and shall not constitute a part of this Security Agreement nor affect its meaning, construction or effect.

         SECTION 17. DURATION OF AGREEMENT. This Security Agreement, and the
security interests and other liens hereunder, shall remain in full force and effect until full and final payment and performance of all of the Obligations.

         SECTION 18. CROSS-DEFAULT; CROSS COLLATERAL. Guarantor hereby covenants and agrees that every other agreement relating to any debt of Guarantor to
Lender, or to any other Lender affiliated with Lender, is hereby amended for the duration of this Security Agreement to provide that:

                  (a) an Event of Default under this Security Agreement shall constitute a default under such other agreement, entitling the lender to accelerate the maturity of all of Guarantor's obligations thereunder, and that a default under such other agreement shall constitute an Event of Default under this Security Agreement; and

                  (b) all collateral under such other agreement shall also
constitute Collateral for all of the Obligations as defined in this Security
Agreement.

         SECTION 19. WAIVER OF JURY TRIAL. Guarantor and Lender each hereby unconditionally and irrevocably waive any and all right to trial by jury in any action, suit, counterclaim or cross claim arising in connection with, out of, or otherwise relating to this Agreement, the other Loan Documents, the Obligations, the Collateral or any transaction arising therefrom or related thereto.

                                       11

         IN WITNESS WHEREOF, and in consideration of the agreements contained herein and intending to be legally bound hereby, Guarantor and Lender have caused this Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

AMERICAN TECHNICAL CERAMICS (FLORIDA), INC.     COMMERCE BANK, N.A.

By:  /S/ANDREW R. PERZ                          By:  /S/ RICHARD OHL
    ------------------                               ---------------
    Andrew Perz                                      Name:  Richard Ohl
    Vice-President - Controller                      Title: Vice President

                                       12

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF Suffolk         )

On the 30 day of Nov., in the year 2004, before me, the undersigned, personally appeared Andrew Perz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                 /S/ ROBERTA C. LUNDSTEN
                                                 -----------------------
                                                 Notary Public

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF Nassau          )

On the 30 day of Nov., in the year 2004, before me, the undersigned, personally appeared Richard Ohl, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                 /S/ MIRIAM MILGROM
                                                 ------------------
                                                 Notary Public